PIMCO Funds

Supplement Dated June 30, 2015 to the

Equity-Related Strategy Funds and Real Return Strategy Funds Prospectuses (the “Prospectuses”),

each dated July 31, 2014, as supplemented from time to time

THIS SUPPLEMENT SUPERSEDES AND REPLACES THE

SUPPLEMENT TO THE PROSPECTUSES DATED JUNE 10, 2015

Reverse share split for each class of the PIMCO CommodityRealReturn Strategy Fund®,

PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RealEstateRealReturn Strategy Fund and

PIMCO StocksPLUS® Short Fund (each a “Fund”)

At a meeting held on May 11-12, 2015, the Board of Trustees of PIMCO Funds approved a reverse share split for each class of the Funds, pursuant to which shareholders will receive:

•	One share in exchange for every two shares of the PIMCO CommodityRealReturn Strategy Fund® and PIMCO RealEstateRealReturn Strategy Fund they currently own;

•	One share in exchange for every three shares of the PIMCO RAE Fundamental Advantage PLUS Fund they currently own; and

•	One share in exchange for every five shares of PIMCO StocksPLUS® Short Fund they currently own.

The reverse share splits are scheduled to be effected on or about August 7, 2015.

While the reverse share splits will reduce the number of outstanding shares of each class of each Fund, they proportionately will increase the net asset value (“NAV”) per share of each class of each Fund such that the aggregate market value of each Fund’s shares will remain the same. The reverse share splits will apply the same ratio to each class of shares of a Fund, with each Fund affecting its reverse share split at its own ratio, to result in a NAV per share closer to $10.00. The reverse share splits will not alter the rights or total value of a shareholder’s investment in a Fund, nor will they be a taxable event for Fund investors. The tables below illustrate the hypothetical effect of these reverse share splits on a shareholder’s investment:

Hypothetical One for Two Reverse Share Split

	# of Shares Owned	Hypothetical NAV Per Share	Market Value of Investment
Before Reverse Share Split	200	$5.00	$1,000
After Reverse Share Split	100	$10.00	$1,000

Hypothetical One for Three Reverse Share Split

	# of Shares Owned	Hypothetical NAV Per Share	Market Value of Investment
Before Reverse Share Split	300	$3.33	$999
After Reverse Share Split	100	$9.99	$999

Hypothetical One for Five Reverse Share Split

	# of Shares Owned	Hypothetical NAV Per Share	Market Value of Investment
Before Reverse Share Split	500	$2.00	$1,000
After Reverse Share Split	100	$10.00	$1,000

Investors Should Retain This Supplement For Future Reference

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